UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2022

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On October 4, 2022, Unique Fabricating NA, Inc. (the “US Borrower”) and Unique-Intasco Canada, Inc. (the “CA Borrower” and together with the US Borrower, the “Borrowers” or the “Company”) and their subsidiaries entered into the Eleventh Amendment to Forbearance Agreement with respect to the Amended and Restated Credit Agreement, as amended, among the Borrowers, their subsidiaries, the financial institutions signatory thereto (the “Lenders”) and Citizens Bank, National Association, a national banking association, as Administrative Agent for the lenders (the “Agent”), as amended, included by the Forbearance Agreement (the “Credit Agreement”). The Eleventh Amendment to Forbearance Agreement extends the Forbearance Period from October 24, 2022 to November 7, 2022. The Eleventh Amendment includes certain amendments to the Credit Agreement and permits the Company to raise up to $4 million of debt financing, which is described below. The Eleventh Amendment also amends several financial covenants including: an amendment to the weekly minimum liquidity covenant, an amendment to the minimum sales covenant for the two month period ending September 30, 2022 and an amendment to the weekly cash disbursement covenant.

This summary of the Eleventh Amendment to Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Eleventh Amendment to Forbearance Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Debt Financing

The Company completed the offering of $4 million aggregate principal amount in notes, in two series, bearing pay-in-kind interest at the rate of 12% per annum on October 7, 2022. Investors in the notes also received warrants for up to an aggregate of 120,000 shares at an exercise price of $0.52 per share, the closing sales price of the Company’s common stock on the date of the closing of the first tranche of the notes offering on October 4, 2022. Investors will receive warrants to purchase in the aggregate an additional 280,000 shares if the notes are not repaid within 12 months. Interest on the notes through the end of 2022 will be convertible at the holders’ option into common stock at a price equal to the warrant exercise price. The notes are secured by and will be paid from the expected receipt of the Company’s Employee Retention Credits and any proceeds from the sale of a non-operational financial asset; one series in the aggregate principal amount of $2,500,000 has a first priority security interest in the financial asset, and a series in the aggregate principal amount of $1,500,000 has a first priority security interest the Company’s Employee Retention Credit. The terms of the two series are otherwise identical. The proceeds of this financing have been used to: reduce by $750,000 the outstanding principal amount of the Company’s bank term loans; $1,228,125 to prepay the December 31, 2022, term loan principal payment; and to reduce by $2,021,875 outstanding borrowings under the Company’s revolving line of credit, which amounts remain available to be reborrowed, subject to the Credit Agreement.

Taglich Brothers, Inc. served as placement agent for the offering of Notes and will receive 192,308 shares of the Company’s common stock as a placement fee. An investor also received 38,461 shares of the Company’s common stock. The notes, warrants, shares of common stock issuable upon exercise of the warrants and the shares issued to the placement agent and investor are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) and were offered pursuant to the exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) thereof and Rule 506(b) under Regulation D promulgated under such Act.

The documents governing this financing will be filed as exhibits to the Company’s Quarterly Report on 10-Q for the quarterly period ended September 30, 2022 and the summary of the terms thereof herein will be qualified in their entirety by reference to such documents.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.
Item 3.02. Unregistered Sales of Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Forward-Looking Statements.
This Current Report on Form 8-K, including Exhibit 10.1, (“Current Report”) contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this Current Report other than statements of historical fact are forward-looking statements. The Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Readers should review and consider the various disclosures made by the Company in this Current Report and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
10.1
Eleventh Amendment to Forbearance Agreement, dated as of October 4, 2022, by and between the financial institutions signatory thereto, Citizens Bank, National Association, as Administrative Agent for the Lenders, Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc.

99.1	Unique Fabricating, Inc. Press Release dated October 4, 2022
99.2	Unique Fabricating, Inc. Press Release dated October 10, 2022
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: October 11, 2022	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer